UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2000


                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)


         Delaware                   0-25202                  75-2564006
     (State or other       (Commission File Number)        (IRS Employer
     jurisdiction of                                     Identification No.)
      incorporation)

  1515 West 20th Street
     P.O. Box 612787
    Dallas/Fort Worth
  International Airport,
          Texas
  (Address of principal                                        75261
    executive offices)                                      (Zip Code)

        Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

      On May 1, 2000, Kitty Hawk, Inc. (the "Company") filed voluntary petitions for the Company and all of its subsidiaries for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division. Attached as Exhibit 99.1 is a copy of the Company's press release announcing the filing, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      99.1        Press release dated May 1, 2000.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    KITTY HAWK, INC.

Date: May 4, 2000
                                    By:   /s/ TILMON J. REEVES
                                         ---------------------
                                    Name:     Tilmon J. Reeves
                                    Title:    Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION

99.1              Press release dated May 1, 2000.